Exhibit 99.1

News Release

Lockheed Martin Announces Preliminary Results of Exchange Offer for IT and Technical Services Businesses

•	Lockheed Martin expects the exchange to result in a reduction of Lockheed Martin common stock outstanding by 9,369,694 shares

•	Participating Lockheed Martin stockholders will receive approximately 77 million shares of Leidos common stock with a market value of approximately $2.8 billion based on Leidos’ August 15 closing price adjusted for the $13.64 per share Leidos special dividend to be paid

•	Aggregate transaction value of approximately $4.6 billion, inclusive of $1.8 billion special cash payment to Lockheed Martin and $2.8 billion of Leidos common stock to be distributed to participating Lockheed Martin stockholders through the exchange offer

BETHESDA, Md., Aug. 16, 2016 – Lockheed Martin (NYSE: LMT) announced today the preliminary results of its exchange offer for shares of Lockheed Martin common stock in connection with the previously announced transaction to separate its Information Systems & Global Solutions (IS&GS) business segment and combine it with Leidos Holdings, Inc. (NYSE: LDOS) in a tax-efficient Reverse Morris Trust transaction.

Lockheed Martin expects to accept shares tendered in the exchange offer, subject to proration, and expects, through the split-off structure, to repurchase 9,369,694 of its shares of common stock upon closing of the transaction. Closing is expected to occur later today immediately following the satisfaction of all remaining closing conditions and consummation of the exchange offer. In connection with the closing of the transaction, Lockheed Martin will receive a special cash payment of $1.8 billion, which will be used for repayment of debt, dividends and/or share repurchases.

The final exchange ratio for the exchange offer was set at 8.2136 shares of common stock of Abacus Innovations Corporation (Abacus) for each share of Lockheed Martin common stock. Upon completion of the merger of Abacus with a subsidiary of Leidos, each share of Abacus common stock will be converted into one share of Leidos common stock. As a result, Lockheed Martin stockholders who tendered shares of Lockheed Martin common stock in the exchange offer will receive approximately 8.2136 shares of Leidos common stock (subject to the receipt of cash in lieu of fractional shares) for each share of Lockheed Martin common stock accepted for exchange.

Exchange Offer Preliminary Results

Pursuant to the exchange offer, which expired today at 8:00 a.m. EDT, and based on a preliminary count by the exchange agent, approximately 96,116,351 shares of Lockheed Martin common stock were tendered prior to the expiration of the exchange offer, including 45,859,639 shares tendered pursuant to guaranteed delivery procedures. The total number of shares tendered included an estimated 1,821,061 shares of Lockheed Martin common stock tendered by odd-lot stockholders (holders of fewer than 100 shares) not subject to proration. Lockheed Martin will exchange a total of 9,369,694 shares of Lockheed Martin common stock in the exchange offer.

Based on the total number of shares of Lockheed Martin common stock reported to be tendered and not properly withdrawn prior to the expiration of the exchange offer, the exchange offer was oversubscribed by approximately 86,746,657 shares, including 45,859,639 shares tendered pursuant to guaranteed delivery procedures, resulting in a preliminary proration factor of approximately 8.01 percent.

Lockheed Martin will not be able to determine the final proration factor until after the end of the exchange offer’s guaranteed delivery period, which could be as late as 5:00 p.m. EDT on August 19, 2016. Lockheed Martin will publicly announce the final proration factor, which may be different from today’s preliminary estimate, once it has been determined.

Because more than 9,369,694 shares of Lockheed Martin common stock were tendered, all shares of Abacus common stock owned by Lockheed Martin are expected to be distributed to Lockheed Martin stockholders who tendered their shares of Lockheed Martin common stock in the exchange offer, and no shares of Abacus common stock are expected to be distributed to Lockheed Martin stockholders as a pro rata dividend.

More information can be found on Lockheed Martin’s website and at www.edocumentview.com/LockheedMartinExchange.

About Lockheed Martin

Headquartered in Bethesda, Maryland, Lockheed Martin is a global security and aerospace company that employs approximately 125,000 people worldwide and is principally engaged in the research, design, development, manufacture, integration and sustainment of advanced technology systems, products and services.

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Media Contact:

Bill Phelps, +1 301-897-6308; william.phelps@lmco.com

For more information about the exchange offer, please contact the information agent, Georgeson LLC.

Georgeson LLC

(866) 482-4931

LockheedMartinExchange@georgeson.com

Cautionary Statement Regarding Forward Looking Statements

The forward looking statements contained in this document involve risks and uncertainties that may affect Lockheed Martin’s and Leidos’ operations, markets, products, services, prices and other factors as discussed in filings with the SEC. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the expectations of either company will be realized. This document also contains statements about Lockheed Martin’s agreement to separate its Information Systems & Global Solutions business segment and combine this business with

Leidos in a Reverse Morris Trust transaction (the “Transaction”). Many factors could cause actual results to differ materially from these forward-looking statements with respect to the Transaction, including risks relating to the completion of the Transaction on anticipated terms and timing, including obtaining regulatory approvals, anticipated tax treatment, the value to be received in the split-off transaction, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations, Leidos’ ability to integrate the businesses successfully and to achieve anticipated synergies, and the risk that disruptions from the Transaction will harm Lockheed Martin’s or Leidos’ business. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Lockheed Martin’s or Leidos’ consolidated financial condition, results of operations or liquidity. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see Lockheed Martin’s and Leidos’ filings with the SEC, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lockheed Martin’s annual report on Form 10-K for the year ended December 31, 2015 and in Leidos’ transition report on Form 10-K for the 11-month period ended January 1, 2016 and quarterly reports on Form 10-Q which are available on the respective companies’ websites at http://www.leidos.com (Leidos) and http://www.lockheedmartin.com (Lockheed Martin) and at the SEC’s website at http://www.sec.gov. Neither Lockheed Martin nor Leidos assumes any obligation to provide revisions or updates to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

In connection with the proposed transaction, Abacus Innovations Corporation, a wholly-owned subsidiary of Lockheed Martin created for the transaction (“Abacus”), has filed with the SEC a registration statement on Form S-4 and Form S-1 containing a prospectus and Leidos has filed with the SEC a registration statement on Form S-4 containing a prospectus. Lockheed Martin has filed a Tender Offer Statement on Schedule TO which more fully describes the terms and conditions of the exchange offer. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND ANY AMENDMENTS WHEN THEY BECOME AVAILABLE AS WELL AS ANY OTHER RELEVANT DOCUMENTS, INCLUDING FILINGS WITH THE SEC INCORPORATED INTO THE REGISTRATION STATEMENTS/PROSPECTUSES, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the prospectuses and other documents filed with the SEC by Lockheed Martin, Abacus and Leidos at the SEC’s website at http://www.sec.gov. Free copies of these documents and each of the companies’ other filings with the SEC, also may be obtained from the respective companies’ websites at http://www.leidos.com (Leidos) and http://www.lockheedmartin.com (Lockheed Martin).

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.